TRANSFER NOTICE

April 27, 2007

Cenlar FSB, as Servicer

P.O. Box 77400

425 Phillips Boulevard

Trenton, New Jersey 08628

You are hereby notified that as of April 27, 2007 (the “Effective Date”), the undersigned has transferred the Securitized Loans listed on the attached schedule (the “Securitized Loans”) to MASTR Adjustable Rate Mortgages Trust 2007-HF1 (the “Trust”).  The attached schedule also contains a field which sets forth the Servicing Fee Rate(s) and the Prepayment Charge Schedule.  You agree to service such Securitized Loans as Securitized Loans under that certain Servicing Agreement dated as of January 1, 2006 (the “Servicing Agreement”), by and among Cenlar FSB, as servicer (the “Servicer”), UBS Real Estate Securities Inc., as seller (“UBS” or the “Seller”) and Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”).  In addition, you shall recognize the Trust or the Master Servicer or U.S. Bank National Association (the “Trustee”), acting as agents for the Trust, as having the same rights as UBS as Seller under the Servicing Agreement with respect to such transferred Securitized Loans.  The address for notice for the Trustee for these Securitized Loans is EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Structured Finance—MASTR Adjustable Rate Mortgages Trust 2007-HF1.

NIMS Insurer. In addition to the terms and conditions set forth in this transfer notice, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this transfer notice shall hereby be equally granted to the NIMS Insurer. The Master Servicer, the Seller or the Trustee shall notify the Servicer in writing of the name and address of the NIMS Insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer or the Trustee pursuant to this transfer notice, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this transfer notice, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this transfer notice. Notwithstanding any provision herein to the contrary, the parties to this transfer notice agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this transfer notice as an intended third party beneficiary of this transfer notice to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this transfer notice, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this transfer notice as if it was a party to this transfer notice. The parties hereto agree to cooperate in good faith to amend this transfer notice in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this transfer notice shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

(i) "NIM Security" shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class P or Class C Certificates issued by the Trust Fund.

(ii) "NIMS Insurer" shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

(iii) "NIMS Transaction" shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class P or Class C Certificates issued by the Trust Fund.

Modifications to the Servicing Agreement: Only insofar as it relates to the Securitized Loans, the parties hereto hereby amend the Servicing Agreement as follows:

1. The sixth and seventh paragraphs of Section 3.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Consistent with the terms of this Agreement and except as provided in Section 3.15 hereof, the Servicer may waive any late payment charge, assumption fee or other fee (other than a Prepayment Charge) that may be collected in the ordinary course of servicing the Securitized Loans.  The Servicer shall not make any future advances to any Mortgagor under any Securitized Loan, and (unless the Mortgagor is in default with respect to the Securitized Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Securitized Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Securitized Loan.  The Certificate Insurer’s prior written consent shall be required for any modification, waiver or amendment if the aggregate number of outstanding Securitized Loans which have been modified, waived or amended exceeds 5% of the number of Securitized Loans in the related Trust as of the Effective Date.  In the event of any such modification which permits the deferral of interest or principal payments on any Securitized Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month’s principal and one month’s interest at the Securitized Loan Remittance Rate on the unpaid principal balance of such Securitized Loan and (b) the amount paid by the Mortgagor.  notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this Section (i), may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan, accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a “Short Pay-off”) or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor; provided that, in the judgment of the Servicer, any such modification, waiver or amendment could reasonably be expected to result in collections and other recoveries in respect of such Mortgage Loans in excess of net Liquidation Proceeds that would be recovered upon the foreclosure of, or other realization upon, such Mortgage Loan and provided further, that on or after the date on which the Credit Risk Manager makes available on its monthly report (the “CRM Report”) that the aggregate number of outstanding Mortgage Loans which have been modified (excluding for this purpose any waivers of a Mortgage Loan pursuant to this sentence) exceeds 5% of the number of Mortgage Loans as of the Cut-off Date, any further modification of a Mortgage Loan pursuant to this Section 3.01 shall require the prior written consent of the NIMS Insurer.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03.  The Servicer may permit modifications to a Securitized Loan, with the consent of the Certificate Insurer, which are authorized by the express terms of either an allonge to the related Mortgage Note or an addendum to the related Mortgage in existence as of the Effective Date. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the related Trust, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Securitized Loans and with respect to the Mortgaged Properties.  Upon the written request of the Servicer, the Trustee shall execute and deliver to the Servicer, within the later of fifteen days from the Closing Date or within fifteen days of such Servicer request, any powers of attorney (one for each county in which any of the Mortgaged Properties are located) and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.  Promptly after the execution of any modification of any Mortgage Loan pursuant to this Section 3.01, the Servicer shall forward to the Master Servicer, the Credit Risk Manager and the NIMS Insurer, copies of any documents evidencing such modification.  Such notification of modifications shall be delivered to the NIMS Insurer to the attention of Christopher G. Curran, Senior Vice President Capital Markets and marked “Urgent”.  The Servicer shall forward copies of such foregoing documentation in electronic format (or, upon request of either the Credit Risk Manager or the NIMS Insurer in hard copy format).  In connection with the delivery of copies of such documentation to the NIMS Insurer and the Credit Risk Manager, the Master Servicer shall have no obligation to verify, recompute, reconcile, recalculate or reformat any information or data provided therein prior to its delivery to the NIMS Insurer and the Credit Risk Manager and shall not have any liability to either the NIMS Insurer or the Credit Risk Manager for any errors or omissions with respect to such documentation.  The Credit Risk Manager shall not have any liability to the NIMS Insurer for any errors or omissions with respect to such documentation or for the failure of the Master Servicer or Servicer to provide such information in a timely manner.  Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan (including any Prepayment Charge due on any Mortgage Loan) that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

2. Exhibit D (“Standard File Layout – Master Servicing”) is hereby deleted in its entirety and replaced with new Exhibit D, substantially in the form of Exhibit A to this transfer notice.

3. Exhibit E (“Standard  File Layout – Delinquency Reporting”) is hereby deleted in its entirety and replaced with new Exhibit E, substantially in the form of Exhibit B to this transfer notice.

4. Exhibit F (“Standard File Layout – Calculation of Realized Loss/Gain Form 332”) is hereby deleted in its entirety and replaced with new Exhibit C, substantially in the form of Exhibit E to this transfer notice.

[SIGNATURE PAGE FOLLOWS]

UBS REAL ESTATE SECURITIES INC., as Seller

By:  /s/ Sameer Tikoo

Name: Sameer Tikoo

Title: Associate Director

Acknowledged by:

CENLAR FSB, as Servicer

By:_/s/ Gregory S. Tornquist_________

Name: Gregory S. Tornquist

Title: President

Schedule

LOANNBR	SERVICER
777029112	CE
777029116	CE
777008524	CE
777023520	CE
333866004	CE
777008522	CE
777008555	CE
777008553	CE
777008876	CE
777020402	CE
777029417	CE
777026292	CE
777026486	CE
777026492	CE
777026496	CE
777031632	CE
777025496	CE
777026366	CE
333943032	CE
333943034	CE
333943035	CE
333943038	CE
777022419	CE
777019425	CE
777019307	CE
777022400	CE
777017502	CE
777022949	CE
777018535	CE
777018532	CE
777019940	CE
777018501	CE
777020333	CE
777022647	CE
777022578	CE
777022790	CE
777024901	CE
777023564	CE
777025546	CE
777026269	CE
777026329	CE
777024645	CE
777024226	CE
777024676	CE
777025615	CE
777026537	CE
777030233	CE
777030235	CE
777029191	CE
777031276	CE
777025776	CE
777025193	CE
777025773	CE
777026192	CE
777026140	CE
777025711	CE
777026255	CE
777029743	CE
777026541	CE
777025268	CE
777025874	CE
777026469	CE
777026219	CE
777026721	CE
777025504	CE
777025967	CE
777026563	CE
777026719	CE
777026390	CE
777026733	CE
777026732	CE
777026737	CE
777026750	CE
777026752	CE
777030453	CE
777030456	CE
777030455	CE
777030452	CE
777030457	CE
777030458	CE
777025807	CE
777028448	CE
777026613	CE
777029568	CE
777029572	CE
777029573	CE
777029570	CE
777026247	CE
777026341	CE
777026342	CE
777026343	CE
777026354	CE
777026597	CE
334375475	CE
334375485	CE
334375491	CE
777026503	CE
777026658	CE
777026656	CE
777028379	CE
777026817	CE
777026818	CE
777026905	CE
777026930	CE
334462088	CE
777027027	CE
777029080	CE
777029075	CE
777029088	CE
777029098	CE
777029095	CE
777027185	CE
777027221	CE
777027219	CE
777027216	CE
777029391	CE
777026878	CE
334740599	CE
777029587	CE
777030942	CE
777030956	CE
777030963	CE
777026824	CE
777026841	CE
777026843	CE
777026847	CE
777026849	CE
777026839	CE
777026865	CE
777026871	CE
777032029	CE
777027104	CE
777027006	CE
777027646	CE
777027663	CE
777027669	CE
777027272	CE
777027277	CE
777030282	CE
777027920	CE
777027933	CE
777029578	CE
777029580	CE
334740588	CE
777027931	CE
777027952	CE
777027259	CE
777027240	CE
777027972	CE
777028005	CE
777028001	CE
334523647	CE
334523668	CE
334523680	CE
334523703	CE
334523707	CE
777029042	CE
777029046	CE
777029050	CE
777029061	CE
777027721	CE
777027338	CE
777027814	CE
777029443	CE
777029456	CE
777029462	CE
777027377	CE
777027476	CE
777027492	CE
777027493	CE
777027602	CE
777028259	CE
777030392	CE
777027621	CE
777027639	CE
777029533	CE
777029535	CE
777030615	CE
777030618	CE
777027864	CE
777028729	CE
777029392	CE
777027885	CE
777027884	CE
777027883	CE
777027886	CE
777029402	CE
777029407	CE
777027904	CE
777027918	CE
777029178	CE
777029179	CE
777029182	CE
777027735	CE
777029342	CE
777032675	CE
777032676	CE
777032538	CE
777032535	CE
777027787	CE
777027798	CE
777031547	CE
777031551	CE
777031660	CE
777032099	CE
777032103	CE
777031671	CE
777027511	CE
777027537	CE
777027543	CE
777027547	CE
777027561	CE
777027566	CE
777027573	CE
777027335	CE
777027683	CE
777027687	CE
777029681	CE
777028101	CE
334532840	CE
334532860	CE
334532869	CE
334532876	CE
334532881	CE
334532886	CE
334532887	CE
334532902	CE
334532905	CE
334532930	CE
334532937	CE
334532945	CE
334532962	CE
334532981	CE
777027503	CE
777028170	CE
777028197	CE
777028217	CE
777028210	CE
777028213	CE
777028207	CE
777028033	CE
777028241	CE
777028328	CE
777028069	CE
777028337	CE
777028335	CE
777028249	CE
777028251	CE
777028254	CE
777028364	CE
777028382	CE
777028380	CE
777028394	CE
777028400	CE
777028421	CE
777028407	CE
777028415	CE
777030428	CE
777030439	CE
777030434	CE
777030442	CE
777029357	CE
777029360	CE
777029366	CE
777029374	CE
334531334	CE
334531339	CE
777028082	CE
777028085	CE
777028559	CE
777028589	CE
777028827	CE
777028834	CE
777028852	CE
777028878	CE
777028991	CE
777028912	CE
777030521	CE
777030522	CE
777030525	CE
777028931	CE
777028955	CE
777028962	CE
777028969	CE
777028971	CE
777029006	CE
777029010	CE
777029036	CE
777028717	CE
777028720	CE
777028721	CE
777028722	CE
777028723	CE
777028814	CE
777028605	CE
777028625	CE
777028629	CE
777028624	CE
777029761	CE
777029760	CE
777028657	CE
777028661	CE
777028680	CE
777028673	CE
777028676	CE
777028690	CE
777028728	CE
777028671	CE
777028765	CE
777030145	CE
777031356	CE
777028777	CE
777030208	CE
777030209	CE
777030210	CE
777029385	CE
777029387	CE
777030683	CE
777030699	CE
777030701	CE
777030702	CE
777030703	CE
777031816	CE
777031427	CE
777028517	CE
777028536	CE
777028594	CE
777031760	CE
777031759	CE
334738046	CE
334738051	CE
334738056	CE
334738058	CE
334738059	CE
334738061	CE
334738044	CE
334738048	CE
334738049	CE
334738052	CE
334738053	CE
334738062	CE
334738064	CE
334738067	CE
334738068	CE
334738070	CE
334738075	CE
334738079	CE
334738080	CE
334738084	CE
334738085	CE
334738090	CE
334738095	CE
334738101	CE
334738102	CE
334738086	CE
334738089	CE
334738091	CE
334738092	CE
334738097	CE
334738104	CE
334738105	CE
334738111	CE
334738112	CE
334738115	CE
334738116	CE
334738119	CE
334738121	CE
334738124	CE
334738126	CE
334738108	CE
334738110	CE
334738131	CE
334738134	CE
777029092	CE
777029106	CE
777029132	CE
777029147	CE
777029122	CE
777030606	CE
777030605	CE
777029197	CE
777029203	CE
777029215	CE
777029220	CE
777029237	CE
777029246	CE
777029260	CE
777029256	CE
777029254	CE
777029285	CE
777029291	CE
777029331	CE
777029333	CE
777029324	CE
777029345	CE
777029967	CE
777029963	CE
777029958	CE
777029955	CE
777029883	CE
777029884	CE
777029880	CE
777029588	CE
777029507	CE
777029496	CE
777029509	CE
777029512	CE
777029514	CE
777029647	CE
777029645	CE
777029648	CE
777029652	CE
777029654	CE
777029698	CE
777030121	CE
777030122	CE
777029875	CE
334659504	CE
334659506	CE
334659508	CE
334659510	CE
334659514	CE
334659519	CE
334659523	CE
334659524	CE
334659527	CE
334659531	CE
334659534	CE
777029427	CE
777029604	CE
777029606	CE
777029607	CE
777029593	CE
777029594	CE
777029717	CE
777029725	CE
777029697	CE
777029724	CE
777029747	CE
777029749	CE
777029751	CE
777029748	CE
777029907	CE
777029915	CE
777029920	CE
777029926	CE
777029923	CE
777029930	CE
777029903	CE
777029779	CE
777029684	CE
777029703	CE
777029756	CE
777029755	CE
777030003	CE
777030004	CE
777029976	CE
777029977	CE
777029987	CE
777029992	CE
777029994	CE
777029467	CE
777029466	CE
777029476	CE
777029470	CE
777030500	CE
777029495	CE
777029803	CE
777029794	CE
777029801	CE
777029827	CE
777029823	CE
777029817	CE
777029816	CE
777029830	CE
777029829	CE
777029837	CE
777029848	CE
777029853	CE
777029845	CE
777029847	CE
777029861	CE
777029865	CE
777029868	CE
777029871	CE
777029873	CE
777029609	CE
777029613	CE
777029620	CE
777029619	CE
777029624	CE
777029629	CE
777029631	CE
777029641	CE
777029639	CE
777029929	CE
777029932	CE
334688758	CE
334688777	CE
334688778	CE
334688807	CE
334688822	CE
334688827	CE
334688831	CE
334688853	CE
334688864	CE
334688882	CE
334688886	CE
334688893	CE
334688898	CE
334688911	CE
334688913	CE
334688933	CE
334688936	CE
334688938	CE
334688952	CE
334688965	CE
334689010	CE
334689013	CE
777029941	CE
777028179	CE
777029925	CE
777028176	CE
777030826	CE
777030028	CE
777030007	CE
777030008	CE
777030009	CE
777030559	CE
777030554	CE
777030020	CE
777030033	CE
777030040	CE
777030051	CE
777030546	CE
777030065	CE
777030069	CE
777030074	CE
777030085	CE
777030086	CE
777030088	CE
777030092	CE
777030101	CE
777030107	CE
777030117	CE
777029656	CE
777029657	CE
777029634	CE
777029678	CE
334740606	CE
334740618	CE
334740622	CE
334740624	CE
334740626	CE
334740630	CE
334740635	CE
334740638	CE
334740640	CE
334740642	CE
334740644	CE
334740647	CE
334740648	CE
334740649	CE
334740653	CE
334740656	CE
334740659	CE
777030140	CE
777030137	CE
777032733	CE
777032739	CE
777032741	CE
777030172	CE
777030174	CE
777030196	CE
777030250	CE
777030270	CE
777030280	CE
777024992	CE
334756605	CE
334756608	CE
334756613	CE
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334756618	CE
777030368	CE
777030371	CE
777030354	CE
777030353	CE
777030367	CE
777030370	CE
777030362	CE
777030880	CE
777031126	CE
777030862	CE
777030866	CE
777030868	CE
777030869	CE
777030876	CE
777030886	CE
777030892	CE
777030894	CE
777030902	CE
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777028992	CE
777030909	CE
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777030670	CE
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777030671	CE
777030214	CE
777030213	CE
777030644	CE
777030656	CE
777030652	CE
777031028	CE
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777030219	CE
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777030243	CE
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Exhibit A

New Exhibit D to the Servicing Agreement

	Standard Loan Level File Layout – Master Servicing

Exhibit D: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit D: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit D: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Exhibit D: Monthly Summary Report by Single Investor MONTHLY SUMMARY REPORT

For Month Ended:

mm/dd/yyyy

Servicer Name ___________________________

Prepared by: ___________________________Investor Nbr ____________________________

Section 1. Remittances and Ending Balances - Required Data

Beginning Ending Loan Count Loan Count	Total Monthly Remittance Amou	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0 0	$0.00	$0.00	$0.00

Principal Calculation

1.

Monthly Principal Due

+$0.00

2.

Current Curtailments

+$0.00

3.

Liquidations

+$0.00

4.

Other (attach explanation)

+$0.00

5.

Principal Due

$0.00

6.

Interest (reported "gross")

+$0.00

7.

Interest Adjustments on Curtailments

+$0.00

8.

Servicing Fees

+$0.00

9.

Other Interest (attach explanation)

-$0.00

10.

Interest Due

(need to subtract ser fee)

+$0.00

Remittance Calculation

11.

Total Principal and Interest Due (lines 5+10)

+$0.00

12.

Reimbursement of Non-Recoverable Advances

-$0.00

13.

Total Realized gains

+$0.00

14.

Total Realized Losses

-$0.00

15.

Total Prepayment Penalties

+$0.00

16.

Total Non-Supported Compensating Interest

-$0.00

17.

Other (attach explanation)

$0.00

18.

Net Funds Due on or before Remittance Date

$0.00

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No. of Loans	Total No. of Delinquencies	30- Days	60- Days	90 or more Days	In Foreclosure (Optional)	Real Estate Owned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

Exhibit B

New Exhibit E to the Servicing Agreement

Exhibit  E : Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE	Notice of Default date		MM/DD/YYYY
NOI_DATE	Notice of Intention to F/C date		MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE	Date the loss mitigation payment plan starts		MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE	Date the loss mitigation payment plan is scheduled to end		MM/DD/YYYY
ACTUAL_REO_START_DATE	Date the loan moved into REO status		MM/DD/YYYY
REO_SALES_PRICE	The price the property sold for in REO		Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit E: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Exhibit E: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit E: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit C

New Exhibit F to the Servicing Agreement

Exhibit F: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

1.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit F: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a)

HUD Part A

________________           (18b)

HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest